CPG INTERNATIONAL

Building Products. Better.

AZEK
Building Products

2008 Fourth Quarter Earnings Call

March 13, 2009

Exhibit 99-2

Safe Harbor Statement and Use of Non-GAAP and Pro Forma Information

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements made in this presentation that relate to future events or the Company’s expectations, guidance, projections, estimates, intentions, goals, targets and strategies are forward looking statements.  You are cautioned that all forward-looking statements are based upon current expectations and estimates and the Company assumes no obligation to update this information.  Because actual results may differ materially from those expressed or implied by the forward-looking statements, the
Company cautions you not to place undue reliance on these statements.  For a detailed discussion of the important factors that affect the Company and that could cause actual results to differ from those expressed or implied by the Company’s forward-looking statements, please see “Management’s Discussion and
Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s current and future Annual Reports on Form 10-K and Quarterly
Reports on Form 10-Q.

ADJUSTED EBITDA STATEMENT

We refer to the term “Adjusted EBITDA” in various places throughout this presentation.  Adjusted EBITDA, or earnings (adjusted as described below) before interest, taxes, depreciation and amortization calculated on a pro forma basis as provided herein, is a material component of the significant covenants contained in our credit agreements and the indenture governing the notes and accordingly, is important to the Company’s liquidity and ability to borrow under its debt instruments.  Adjusted EBITDA is calculated similarly under both the credit agreements and the indenture by adding consolidated net income, income taxes, interest expense, depreciation and amortization and other non-cash expenses, income or loss attributable to discontinued operations, amounts payable pursuant to the management agreement with AEA Investors and the impairment charge for goodwill and other intangibles.  In addition, consolidated net income is adjusted to exclude certain items, including non-recurring charges with respect to the closing of the acquisition of Compos-A-Tron Manufacturing, (the
“Composatron Acquisition”), the closing of the acquisition of Procell Decking Systems (the “Procell Acquisition”) and the related financing transactions, as well as certain other nonrecurring or unusual charges.  Please see the Company’s December 31, 2007 10-K, which contains a detailed description of our covenants and a thorough description of our use of Adjusted EBITDA, and the use of Adjusted EBITDA in connection with certain calculations under the covenants, under our credit agreements and indenture.

While the determination of appropriate adjustments in the calculation of Adjusted EBITDA is subject to interpretation under our debt agreements, management believes the adjustments are in accordance with the covenants in our credit agreements and indenture, as discussed above.  Adjusted EBITDA should not be considered in isolation or construed as an alternative to our net income or other measures as determined in accordance with GAAP.  In addition, other companies in our industry or across different industries may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.  In future SEC filings, we may be required to change our presentation of Adjusted EBITDA in order to comply with the SEC’s rules regarding the use of non-GAAP financial measures.  In addition, you are cautioned not to place undue reliance on Adjusted EBITDA.  For a reconciliation of Adjusted EBITDA to net income, please see the Appendix to this presentation.

About CPG International

Headquartered in Scranton, Pennsylvania, CPG International is a manufacturer of market-leading brands of highly engineered, premium, low-
maintenance building products for residential and commercial markets designed to replace wood, metal and other traditional materials in a variety of construction applications.  The Company’s products are marketed under several brands including AZEK ® Trimboards, AZEK® Deck, AZEK®
Moulding, AZEK ® Rail, Santana Products, Comtec, Capitol, EverTuff™, TuffTec™, Hiny Hider® and Celtec®, as well as many other brands.  For additional information on CPG please visit our web site at http:// www.cpgint.com.

Please note:

To access the conference call, please dial (866) 315-3365, and use conference ID code 86749876.  An encore presentation will be available for one week after the completion of the call.  In order to access the encore presentation, please dial (800) 642-1687 or (706) 645-9291, and use the conference ID code 86749876.

2008 Fourth Quarter Financial Highlights

Market Conditions:            Housing starts down 45% from prior year Q4

Revenue:                                                $44.9mm Q4 2008 vs. $59.6mm in Q4 2007

Scranton Products Commercial growth & Composatron
Acquisition partially offset decline in residential and
industrial products

Gross Margin:                              11.0% Q4 2008 vs. 26.0% in Q4 2007

Higher material costs and lower production volumes
partially offset by price increases

SG&A:                                                          $11.4mm Q4 2008 vs. $11.1mm in Q4 2007

Increased expenses from the Composatron Acquisition,
primarily depreciation and  amortization

Adjusted EBITDA:               Down 87.6% to $1.3mm;

2.9% Adjusted EBITDA margin

Net Income/Loss:                 $(48.2)mm net loss Q4 2008, down from $(2.1)mm net
                                                                                    loss in Q4 2007

Increased loss largely due to non-cash impairment of
$40.0 million related to goodwill and other intangibles

Quarter Highlights

Operational Highlights

AZEK Building Products

Winter-Buy/dealer sign-up for 2009 successful

Allegiance Dealer Program well received

AZEK Edge launched successfully; AZEK Rail rebranding complete

Focused investment in sales and marketing

Marketing materials and collateral

Scranton Products

Market share recapture continues in Commercial business

Success with Pinnacle dealers sign up and productive reps

Well positioned moving into bid season for 2009

Focus on improving customer experience

Product development efforts

Redesigned locker launch

Quarter Highlights

AZEK
SP
$59.6
$94.2
$75.4
$90.9
$44.9
$22.8
$30.0
$28.4
$18.7
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Q4 '08

Volume
ASP
$1.39
$1.32
$1.50
$1.51
$1.64
43.5
71.4
50.3
60.0
27.4
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Q4 '08

Quarterly Revenue

Financial Overview

YOY $(14.7)

or (24.7)%

Revenue

($ in millions)

Volume & ASP

(lbs in millions)

Pro Forma Variance Analysis

($ in millions)

YOY $(17.9)

or (28.5)%

Footnote:

(1)  Excludes $0.1mm of non-railing revenue in 2007.

6

Q4 ’07 Rev

$59.6

Composatron PF ’07(1)

3.2

Q4 ’07 PF Rev

$62.8

AZEK

(17.4)

SP

(0.5)

Q4 ’08 Rev

$44.9

YOY revenue down 24.7%

Soft residential and Industrial end

markets

SP Commercial market share growth

Composatron Acquisition

$18.1
$16.5
$10.6
$10.5
$1.3
17.6%
19.2%
13.9%
18.2%
2.9%
Adjusted EBITDA
Margin
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Q4 '08

26.0%
26.4%
23.1%
25.3%
25.3%
18.6%
13.1%
17.6%
15.0%
11.0%
Gross Margin
SG&A
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Q4 '08

•

–

–

Quarterly Earnings

Financial Overview

Adjusted EBITDA

($ in millions)

Gross Margin/SG&A

(% of revenue)

Variance Analysis

($ in millions)

YOY $(9.3)

or (87.6)%

YOY $(9.9)

or (88.4)%

7

YOY Adj. EBITDA down 87.6%

Volume main driver

Higher material costs

Q4 ’07 Adj. EBITDA

$10.6

Composatron PF ’07

0.6

Q4 ’07 PF Adj. EBITDA

$11.2

Change

(9.9)

Q4 ’08 Adj. EBITDA

$  1.3

Reported Revenue
Pro Forma
$336.3
$22.6
$312.3
$7.1
2007
2008

Reported Revenue
Pro Forma
$68.4
$5.3
$48.1
$1.7
2007
2008

2008 Performance

Financial Overview

Revenue / Pro Forma

($ in millions)

Pro Forma Adj. EBITDA

($ in millions)

Pro Forma Variance Analysis

($ in millions)

Footnote:

(1)  Excludes $5.5mm of non-railing revenue in 2007and $0.8mm in 2008.

Pro Forma:

YOY $(20.3)

or (29.7)%

Reported:

YOY $(16.7)

or (26.5)%

Pro Forma:

YOY $(24.0)

or (7.1)%

Reported:

YOY $(8.5)

or (2.7)%

8

Pro forma revenue down but better

than underlying markets

Profitability impacted by material

costs and volume decline

2007 Rev

$313.7

Composatron PF ’07(1)

19.2

Procell PF ’07

3.4

2007 PF Rev

$336.3

AZEK

(25.1)

SP

1.1

2008 PF Rev(1)

$312.3

$4.1
$1.5
$0.8
$1.1
$2.9
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Q4 '08

$14.4
$6.3
2007
2008

$8.4
$7.4
$7.3
$21.8
$17.0
$14.4
$6.3
2002
2003
2004
2005
2006
2007
2008
2009

Capital Expenditures

Strategic projects and maintenance
investment continues

Ample capacity to serve market

Financial Overview

YOY $1.2

or 29.3%

Quarter Cap Ex

($ in millions)

Historical Cap Ex

($ in millions)

$8 - $13

YTD Cap Ex

($ in millions)

YOY $(8.1)

or (56.3)%

Days
108
58
72
55
51
$52.4
$47.2
$46.0
$37.2
$33.3
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Q4 '08

Days
47
45
50
31
20
$30.7
$50.7
$40.8
$28.3
$17.4
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Q4 '08

% TTM Rev
17.9%
18.8%
16.4%
9.3%
10.5%
$56.4
$57.6
$53.9
$30.8
$31.9
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Q4 '08

Working Capital Management

Financial Overview

YOY $(19.1)

or (36.5)%

Inventory and Inv Days

($ in millions)

AR and AR Days

($ in millions)

YOY ($13.3)

or (43.3)%

Inv/AR/Prepaid less AP/Accrued

($ in millions)

10

Tightly managing working capital

Disciplined inventory

management

Focused collections effort on AR

AP in line with historical norms

$275.3
$302.5
$301.6
$285.5
$291.7
4.3x
4.7x
5.1x
4.9x
6.1x
Net Debt
Net Debt/Adj.EBITDA
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Q4 '08

Revolver
Cash
$48.2
$56.6
$51.9
$58.1
$41.8
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Q4 '08

-
-
-

Liquidity Position

Financial Overview

Net Debt(1) & Net Debt/Adj. EBITDA(2)

($ in millions)

Liquidity

($ in millions)

Footnotes:

(1)

Net debt defined as total debt and capital lease obligations less cash

(2)

Trailing twelve month pro forma adjusted EBITDA as defined in Credit Agreements

11

Liquidity position at $41.8mm

Focused on liquidity management

Trailing Twelve Month December 31, 2008 Adjusted Pro Forma

EBITDA of $48.1mm

Capital Structure Overview1 (as of December 31, 2008)

Instrument

Amount
Outstanding

($ in millions)

Covenant

Financial Overview

12

ABL Revolver ($65mm),  L+1.75%,  2/2013

$

5.0

Minimum fixed charge (if excess

availability <$7.5mm)

Senior Secured Term Loan,  L+5.00%,  2/2011

24.8

Senior secured debt/EBITDA = 2.5x

coverage ratio =1.0x

Capital Lease Obligations

7.0

Senior Secured Debt

$

36.8

Senior Unsecured Floating Rate Notes, L+6.75%, 7/2012

$ 127.5

Incurrence tests

Senior Unsecured Fixed Rate Notes, 10.5%, 7/2013

150.0

Incurrence tests

Total Debt

$314.3

Cash

(22.6)

Net Debt

$291.7

Annual Cash Interest Expense (paid semi-annually)

$  32.7

1.  For detailed information about the Company’s debt instruments, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the

Company’s most recent Quarterly Report on Form 10-Q.

Low

High

$40mm

$50mm

2009 Guidance

2009 Adjusted EBITDA Guidance

Downside:

Prolonged, deep recession

Residential repair & remodel activity

New homes construction

Industrial markets

Tax revenue/commercial markets

Resin prices escalate

Increased competition

Upside:

Higher than anticipated economic
activity

Increased market penetration for
AZEK products

Lower material costs

Operational efficiencies

APPENDIX

Net Income to Adjusted EBITDA Reconciliation

Appendix

_____________________

(1) Represents the pro forma effect from Procell Decking and Composatron as if the Procell Acquisition and the Composatron
Acquisition took place on January 1, 2007, as defined by our credit agreement.

15

Year Ended

Year

Ended

(Dollars in thousands)

December 31,

December 31

,

200

7

200

8

Net

(loss) income

$

4,229

$

(

48,354

)

Interest expense, net

33,698

34,

905

Income tax

expense

(benefit)

3,760

(

7,

095

)

Depreciation and amortization

1

8

,

157

21,

4

91

EBITDA

59

,

844

9

47

Impairment

of goodwill and other intangibles

—

40,000

SFAS 141 inventory adjustment

—

1,505

Relocation and hiring costs

—

802

Composatron non

-

recurring c

harges

—

606

Management fee

and expenses

1,733

1,8

55

Severance costs

1,009

171

Settlement charges

500

26

Gain on sale of property

(422

)

—

Non

-

cash compensation charge

3

9

8

118

Santana Acquisition costs

13

—

Procell

non

—

recurring charges

60

—

Registration expenses

related to Notes

—

309

Adjusted EBITDA

$

63,1

35

$

46,33

9

Pro forma adjustments

(1)

5,266

1

,

7

3

6

Adjusted EBITDA with pro forma adjustments

$

68,

401

$

4

8,

0

75

(lbs in thousands)	Q1 2008	Q2 2008	Q3 2008	Q4 2008	TOTAL
AZEK Building Products	60,305	36,180	46,695	18,917	162,097
Scranton Products	11,084	14,113	13,326	8,463	46,986
Total	71,389	50,293	60,021	27,380	209,083

	Q1 2007	Q2 2007	Q3 2007	Q4 2007	TOTAL
AZEK Building Products	60,581	40,481	46,944	33,677	181,683
Scranton Products	12,873	14,187	13,035	9,837	49,932
Total	73,454	54,668	59,979	43,514	231,615

Quarterly Volume Information

Appendix

CPG INTERNATIONAL
Building Products. Better.

- CPG INTERNATIONAL — Building Products. Better.
  - AZEK Building Products
    - AZEK Trim
    - AZEK Moulding
    - AZEK Rail
    - AZEK Deck
    - AZEK Porch
    - CELTEC
    - Vycom
  - SCRANTON PRODUCTS
    - Flametec
    - HITEC® HIGH DENSITY POLYETHYLENE (HDPE)
    - SEABOARD
    - COMTEC INDUSTRIES
    - HINY HIDERS Santana Products
    - CAPITOL PARTITIONS INC.

Industrial

Commercial

Residential

Industrial

CPG

CPG

17